Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of equity awards. While we do not have a formal equity grant policy, the timing of grants generally occurs in accordance with the yearly compensation cycle. The Company has not timed the disclosure of material nonpublic information to affect the value of executive compensation

Award Timing Method	The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of equity awards.
Award Timing Predetermined	true
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	The Company has not timed the disclosure of material nonpublic information to affect the value of executive compensation
MNPI Disclosure Timed for Compensation Value	false